Exhibit 99.2

Quarterly Investor Supplement

March 31, 2025

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2025. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Investor Contact:

Voya Financial	Mei Ni Chu
200 Park Avenue	IR@voya.com
New York, New York 10166	Web Site:
NYSE Ticker:	investors.voya.com
VOYA

Voya Financial	Page 3 of 45
Explanatory Note on Non-GAAP Financial Information

On January 2, 2025, we completed the acquisition of the full-service retirement plan business of OneAmerica Financial ("the OneAmerica transaction"). We are reporting the financial results of the acquired business in our Wealth Solutions segment for periods after our acquisition. For further information, refer to our Quarterly Report on Form 10-Q for the first quarter of 2025.

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes is a meaningful measure used by management to evaluate our business and segment performance. This measure enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying core business segments. It excludes results from exited businesses and items that tend to be highly variable from period to period based on capital market conditions or other factors which distort the ability to make a meaningful evaluation of our segments. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) before income taxes. Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as the U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both measures when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:
▪Net investment gains (losses), which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business, amortization of intangible assets and residual run-off activity;
•Income (loss) attributable to noncontrolling interests to which we are not economically entitled, such as Allianz SE's ("Allianz") stake in the results of VIM Holdings LLC (referred to as redeemable noncontrolling interest and the noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
•Other adjustments may include the following items:
•Income (loss) related to early extinguishment of debt;
•Impairment of goodwill and intangible assets as these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions;
•Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments. These amounts do not reflect cash-settled expenses; and
•Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses);
•Revenues related to businesses exited or to be exited through reinsurance or divestment;
•Revenues attributable to noncontrolling interests, which represent the attribution of results from consolidated VIEs or VOEs; and
•Other adjustments that primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.

Voya Financial	Page 4 of 45

Explanatory Note on Non-GAAP Financial Information
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe that this supplemental information is useful because we use it to analyze our business and it can help investors to understand the main drivers of Adjusted operating earnings before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee-based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), transaction based recordkeeping fees, and fees for subscriptions and services associated with cloud-based benefits software.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Premium taxes, fees and assessments includes taxes on paid premium, fess associated with business volumes and assessments from insurance departments.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•DAC/VOBA and other intangibles amortization.
Adjusted Operating Return on Common Equity excluding AOCI
•We believe Adjusted operating return on common equity excluding AOCI is a useful measure which indicates how effectively we are generating returns for common shareholders on our net worth and excludes AOCI which can be highly variable primarily due to changes in interest rates.
•The closest GAAP measure is the Return on Voya Financial, Inc's Equity which is GAAP Net Income Attributable to common shareholders divided by Total Voya Financial, Inc. Shareholders' Equity.
•Adjusted operating return on common equity ex AOCI is defined as after-tax adjusted operating earnings divided by Voya Financial, Inc. common shareholders' equity excluding AOCI.
•We also report Adjusted operating return on common equity excluding AOCI and NOL DTA which excludes components of the Deferred Tax Asset ("DTA") related to federal loss carryforwards ("NOL") plus certain tax credits from the denominator.
•Please see the “Reconciliations” section of this document for a reconciliation of Return on Voya Financial, Inc's Equity to Adjusted operating return on common equity excluding AOCI and Adjusted operating return on common equity excluding AOCI and NOL DTA.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee-based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•    We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
•    We also report net revenue and adjusted operating margin excluding notable items, such as alternative investment income above or below our long-term expectations. Please see the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of Adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.
•    We report net revenue and adjusted operating margin excluding notable items since they provide the main drivers for Adjusted operating earnings before income taxes excluding the effects of items that are not expected to recur at the same level.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 5 of 45

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Net income (loss) available to Voya Financial, Inc.'s common shareholders	139	93	98	201	234	139	234
Per common share (basic)	1.45	0.97	1.00	2.00	2.29	1.45	2.29
Per common share (diluted)	1.42	0.94	0.98	1.96	2.24	1.42	2.24
Adjusted operating earnings: (1)
Before income taxes	232	147	230	271	224	232	224
After income taxes	195	138	190	223	185	195	185
Effective tax rate	15.9%	6.1%	17.1%	17.6%	17.2%	15.9%	17.2%
Per common share (diluted)	2.00	1.40	1.90	2.18	1.77	2.00	1.77
Per common share excluding notable items	2.15	1.50	2.12	2.27	1.88	2.15	1.88
Return on Equity
TTM Return on Voya Financial, Inc's Equity	12.5%	14.7%	16.0%	20.9%	20.0%	12.5%	20.0%
TTM Adjusted operating return on common equity excluding AOCI (1)	12.6%	12.3%	12.9%	12.8%	13.3%	12.6%	13.3%
TTM Adjusted operating return on common equity excluding AOCI and NOL DTA (1)	16.7%	16.5%	17.3%	17.3%	17.9%	16.7%	17.9%
Shareholder's equity:
Total Voya Financial, Inc. Shareholders' Equity	4,383	4,005	4,719	4,043	4,153	4,383	4,153
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI	5,952	5,855	5,919	6,014	6,010	5,952	6,010
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI and NOL DTA	4,486	4,371	4,467	4,511	4,464	4,486	4,464
Book value per common share (including AOCI)	39.20	35.53	42.30	34.66	34.96	39.20	34.96
Book value per common share (excluding AOCI) (2)	61.87	61.31	60.96	60.75	59.33	61.87	59.33
Leverage Ratios:
Debt-to-Capital	32.4%	38.5%	34.6%	34.2%	33.6%	32.4%	33.6%
Financial Leverage - excluding AOCI (2)	27.5%	30.3%	30.6%	28.0%	28.1%	27.5%	28.1%
Shares:
Weighted-average common shares outstanding
Basic	96	96	98	100	102	96	102
Dilutive effects (3)	2	3	2	2	2	2	2
Diluted	98	99	100	102	105	98	105
Ending shares outstanding	96	96	97	99	101	96	101
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	—	140	149	174	172	—	172
Dividends to common shareholders	43	43	44	40	41	43	41
Total cash returned to common shareholders	43	183	193	214	213	43	213

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 45 of this document.
(3) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

Voya Financial	Page 6 of 45

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024

Revenues
Net investment income	560	521	506	518	529	560	529
Fee income	570	543	540	517	513	570	513
Premiums	737	790	796	790	800	737	800
Net gains (losses)	(34)	(52)	(14)	(4)	43	(34)	43
Other revenues	104	134	103	98	88	104	88
Income (loss) related to consolidated investment entities	32	74	25	114	78	32	78
Total revenues	1,969	2,010	1,956	2,033	2,051	1,969	2,051
Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(835)	(987)	(938)	(843)	(851)	(835)	(851)
Operating expenses	(824)	(756)	(775)	(752)	(799)	(824)	(799)
Net amortization of DAC/VOBA	(62)	(56)	(55)	(56)	(56)	(62)	(56)
Interest expense	(32)	(35)	(29)	(30)	(30)	(32)	(30)
Operating expenses related to consolidated investment entities	(43)	(56)	(43)	(76)	(28)	(43)	(28)
Total benefits and expenses	(1,796)	(1,890)	(1,840)	(1,757)	(1,764)	(1,796)	(1,764)
Income (loss) before income taxes	173	120	116	276	287	173	287
Income tax expense (benefit)	22	(1)	18	41	(1)	22	(1)
Net income (loss)	151	121	98	235	288	151	288
Less: Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	(5)	24	(16)	30	37	(5)	37
Net income (loss) available to Voya Financial, Inc.	156	97	114	205	251	156	251
Less: Preferred stock dividends	17	4	16	4	17	17	17
Net income (loss) available to Voya Financial, Inc.'s common shareholders	139	93	98	201	234	139	234

Voya Financial	Page 7 of 45

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	506	478	472	489	488	506	488
Fee income	572	540	536	512	509	572	509
Premiums	734	780	785	791	797	734	797
Other revenue	75	99	74	68	69	75	69
Adjusted operating revenues (1)	1,888	1,897	1,867	1,860	1,863	1,888	1,863

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(782)	(975)	(845)	(804)	(829)	(782)	(829)
Operating expenses	(779)	(684)	(702)	(710)	(724)	(779)	(724)
Net amortization of DAC/VOBA	(37)	(31)	(29)	(29)	(29)	(37)	(29)
Interest expense (2)	(47)	(38)	(46)	(33)	(45)	(47)	(45)
Adjusted operating benefits and expenses	(1,645)	(1,728)	(1,622)	(1,576)	(1,629)	(1,645)	(1,629)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	243	169	245	284	235	243	235
Less: Earnings (loss) attributable to the noncontrolling interest (3)	11	23	16	13	11	11	11
Adjusted operating earnings before income taxes (1)	232	147	230	271	224	232	224

Adjusted Operating Revenues and Adjusted Operating Earnings Before Income Taxes by Segment
Adjusted operating revenues
Wealth Solutions	798	731	726	730	719	798	719
Health Solutions	841	888	892	892	905	841	905
Investment Management	243	271	243	234	234	243	234
Corporate	6	8	6	4	4	6	4
Adjusted operating revenues (1)	1,888	1,897	1,867	1,860	1,863	1,888	1,863

Adjusted operating earnings before income taxes
Wealth Solutions	207	210	211	214	186	207	186
Health Solutions	46	(102)	23	60	59	46	59
Investment Management	41	66	55	50	42	41	42
Corporate	(62)	(27)	(59)	(53)	(63)	(62)	(63)
Adjusted operating earnings before income taxes (1)	232	147	230	271	224	232	224

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.
(3) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 8 of 45

Adjusted Operating Earnings Before Income Taxes by Segment

	Three Months Ended March 31, 2025
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	458	36	6	6	506
Fee income	318	18	236	—	572
Premiums	—	734	—	—	734
Other revenue	22	53	1	—	75
Adjusted operating revenues (1)	798	841	243	6	1,888

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(231)	(551)	—	—	(782)
Operating expenses	(333)	(234)	(190)	(22)	(779)
Net amortization of DAC/VOBA	(27)	(9)	—	—	(37)
Interest expense (2)	—	—	—	(47)	(47)
Adjusted operating benefits and expenses	(591)	(795)	(190)	(69)	(1,645)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	207	46	53	(63)	243
Less: Earnings (loss) attributable to the noncontrolling interest	—	—	12	(1)	11
Adjusted operating earnings before income taxes (1)	207	46	41	(62)	232

	Three Months Ended March 31, 2024
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	437	38	9	4	488
Fee income	263	18	227	—	509
Premiums	—	797	—	—	797
Other revenue	19	51	(1)	—	69
Adjusted operating revenues (1)	719	905	234	4	1,863

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(216)	(613)	—	—	(829)
Operating expenses	(296)	(224)	(181)	(23)	(724)
Net amortization of DAC/VOBA	(21)	(8)	—	—	(29)
Interest expense (2)	—	—	—	(45)	(45)
Adjusted operating benefits and expenses	(534)	(846)	(181)	(68)	(1,629)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	186	59	53	(64)	235
Less: Earnings (loss) attributable to the noncontrolling interest	—	—	12	(1)	11
Adjusted operating earnings before income taxes (1)	186	59	42	(63)	224

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 9 of 45

Consolidated Balance Sheets

	Balances as of
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Assets
Total investments	37,703	35,024	36,094	35,235	35,687
Cash and cash equivalents	868	1,399	1,457	1,066	995
Assets held in separate accounts	98,948	101,676	103,532	99,147	98,636
Premium receivable and reinsurance recoverable, net	11,144	11,284	11,486	11,574	11,828
Short term investments under securities loan agreement and accrued investment income	1,459	1,438	1,678	1,428	1,435
Deferred policy acquisition costs, Value of business acquired	2,505	2,148	2,173	2,196	2,222
Current and deferred income taxes	2,046	2,146	1,967	2,186	2,193
Other assets (1)	4,920	3,880	3,893	3,959	4,012
Assets related to consolidated investment entities	4,357	4,894	4,653	4,489	4,623
Total Assets	163,950	163,889	166,933	161,280	161,631
Liabilities
Future policy benefits and contract owner account balances	49,763	46,436	47,056	47,231	47,869
Liabilities related to separate accounts	98,948	101,676	103,532	99,147	98,636
Payables under securities loan agreements, including collateral held	1,486	1,309	1,368	1,215	1,220
Short-term debt	1	399	397	395	393
Long-term debt	2,103	2,103	2,103	1,707	1,707
Other liabilities (2)	3,048	3,218	3,294	3,243	3,198
Liabilities related to consolidated investment entities	2,240	2,741	2,601	2,473	2,737
Total Liabilities	157,589	157,882	160,351	155,411	155,760
Mezzanine Equity
Redeemable noncontrolling interest	214	219	198	183	174
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	1
Treasury stock	(788)	(754)	(604)	(448)	(263)
Additional paid-in capital	6,299	6,266	6,227	6,218	6,187
Retained earnings (deficit)	1,052	954	907	855	697
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,564	6,467	6,531	6,626	6,622
Accumulated other comprehensive income	(2,181)	(2,462)	(1,812)	(2,583)	(2,469)
Total Voya Financial, Inc. Shareholders' Equity	4,383	4,005	4,719	4,043	4,153
Noncontrolling interest	1,764	1,783	1,665	1,643	1,544
Total Shareholders' Equity	6,147	5,788	6,384	5,686	5,697
Total Liabilities, Mezzanine Equity and Shareholders' Equity	163,950	163,889	166,933	161,280	161,631

(1) Includes Other assets, Goodwill, and Other intangibles, net.
(2) Includes Other liabilities and Derivatives.

Voya Financial	Page 10 of 45

DAC/VOBA Segment Trends

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Wealth Solutions
Balance as of Beginning-of-Period	1,044	1,048	1,053	1,059	1,064	1,044	1,064
Additions related to business acquisitions(1)	390	—	—	—	—	390	—
Deferrals of commissions and expenses	15	16	15	15	16	15	16
Amortization	(27)	(20)	(20)	(21)	(21)	(27)	(21)
Balance as of End-of-Period	1,422	1,044	1,048	1,053	1,059	1,422	1,059
Deferred Sales Inducements as of End-of-Period	22	22	22	22	22	22	22

Health Solutions
Balance as of Beginning-of-Period	234	229	222	215	211	234	211
Deferrals of commissions and expenses	13	16	16	15	12	13	12
Amortization	(9)	(11)	(8)	(8)	(8)	(9)	(8)
Balance as of End-of-Period	237	234	229	222	215	238	215

Total
Balance as of Beginning-of-Period	1,278	1,277	1,275	1,274	1,275	1,278	1,275
Additions related to business acquisitions(1)	390	—	—	—	—	390	—
Deferrals of commissions and expenses	28	32	31	30	29	28	29
Amortization	(37)	(31)	(29)	(29)	(29)	(37)	(29)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,659	1,278	1,277	1,275	1,274	1,659	1,274
Balance as of End-of-Period, businesses exited through reinsurance or divestment (2)	846	870	896	921	948	846	948
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,505	2,148	2,173	2,196	2,222	2,505	2,222

(1) Includes VOBA related to the OneAmerica transaction. For further details, refer to our Quarterly Report on Form 10-Q for the first quarter 2025.
(2) Includes DAC and VOBA related to businesses ceded through reinsurance, and an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses.

Voya Financial	Page 11 of 45

Consolidated Capital Structure

	Balances as of
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024

Financial Debt
Senior bonds	1,753	2,151	2,149	1,751	1,749
Subordinated bonds	349	349	349	349	349
Other debt	2	2	2	2	2
Total Financial Debt	2,104	2,502	2,500	2,102	2,100
Other financial obligations (1)	298	304	325	333	309
Total Financial Obligations	2,402	2,806	2,825	2,435	2,409

Mezzanine Equity
Redeemable noncontrolling interest	214	219	198	183	174
Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	5,952	5,855	5,919	6,014	6,010
Total Equity (Excluding AOCI)	6,564	6,467	6,531	6,626	6,622
Accumulated other comprehensive income (AOCI)	(2,181)	(2,462)	(1,812)	(2,583)	(2,469)
Total Voya Financial, Inc. Shareholders' Equity	4,383	4,005	4,719	4,043	4,153
Noncontrolling interest	1,764	1,783	1,665	1,643	1,544
Total Shareholders' Equity	6,147	5,788	6,384	5,686	5,697

Capital
Capitalization (3)	6,487	6,507	7,219	6,145	6,253
Adjusted Capitalization excluding AOCI (4)	10,944	11,275	11,219	10,887	10,749

Leverage Ratios
Debt-to-Capital (5)	32.4%	38.5%	34.6%	34.2%	33.6%
Financial Leverage excluding AOCI (6)	27.5%	30.3%	30.6%	28.0%	28.1%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(4) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI.
(5) Total Financial Debt divided by Capitalization.
(6) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization excluding AOCI. This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 45 of this document.

Voya Financial	Page 12 of 45

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of March 31, 2025
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (2)	Total AUM and AUA
Wealth Solutions (1)	33,306	94,988	123,920	252,213	441,966	694,180
Health Solutions	1,870	17	—	1,887	—	1,887
Investment Management	36,734	27,969	280,276	344,978	50,162	395,140
Eliminations/Other (3)	(35,176)	(24,026)	(12,925)	(72,127)	(42,025)	(114,152)
Total AUM and AUA	36,734	98,948	391,271	526,951	450,103	977,055

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Wealth Solutions Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative, distribution coverage, relationship management and client servicing, or ancillary services are performed.

(3) Includes eliminations for AUM and AUA in our Wealth and Health segments that are managed by our Investment Management Segment and also reported in their AUM and AUA.

Wealth Solutions

Voya Financial	Page 14 of 45
Wealth Solutions Sources of Adjusted Operating Earnings Before Income Taxes and Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Sources of Adjusted operating earnings before income taxes:
Gross investment income	425	387	397	402	403	1,611	1,665
Investment expenses	(19)	(18)	(17)	(17)	(17)	(71)	(71)
Credited interest	(228)	(209)	(211)	(210)	(213)	(858)	(879)
Net margin	177	160	170	175	173	682	715
Other investment income (1)	65	62	64	63	63	254	232
Investment spread and other investment income, excluding alts/prepays above/below expectations	242	223	234	238	236	937	947
Alternative investment income and prepayment fees above (below) expectations	(14)	(10)	(21)	(8)	(14)	(53)	(91)
Investment spread and other investment income	228	213	213	230	222	884	856
Full Service Fee-based revenue	194	181	174	168	162	717	605
Recordkeeping and other fee-based revenue	138	121	122	117	116	498	447
Total Fee-based margin	332	302	296	285	278	1,215	1,051
Net underwriting gain (loss) and other revenue	7	5	7	2	4	21	15
Net revenue (2)	567	519	516	517	504	2,119	1,922
Administrative expenses	(261)	(223)	(219)	(220)	(234)	(923)	(914)
Net commissions	(71)	(66)	(65)	(62)	(62)	(264)	(235)
DAC/VOBA and other intangibles amortization	(28)	(20)	(21)	(21)	(22)	(90)	(88)
Adjusted operating earnings before income taxes	207	210	211	214	186	842	686
Adjusted Operating Margin TTM	39.7%	39.9%	37.9%	37.1%	35.7%
Adjusted Operating Margin Excluding Notables TTM	41.2%	41.4%	40.4%	39.7%	38.6%
Full Service Revenue (3)
Full Service Investment spread and other investment income	212	198	197	213	205	820	812
Full Service Fee-based revenue	194	181	174	168	162	717	605
Total Full Service Revenue	407	379	370	381	367	1,537	1,416
Client Assets
Fee-based	601,790	524,476	520,167	493,994	486,196	601,790	486,196
Spread-based (4)	33,306	29,768	30,052	30,335	30,746	33,306	30,746
Investment-only Stable Value	36,157	34,557	34,744	33,985	34,814	36,157	34,814
Retail Client Assets	30,670	31,214	31,223	29,699	29,492	30,670	29,492
Eliminations (5)	(7,743)	(7,811)	(7,693)	(7,446)	(7,387)	(7,743)	(7,387)
Total Client Assets	694,180	612,205	608,493	580,567	573,861	694,180	573,861

(1) Includes investment income on assets backing surplus, investment income on cash balances, and income from policy loans.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Excludes Net underwriting gain (loss) and other revenue.
(4) Spread-based Client Assets include Full Service, as well as proprietary IRA mutual fund product and other guaranteed payout products.
(5) Includes eliminations for certain client assets included in Recordkeeping, Retail, and Investment-only Stable Value to better reflect the asset bases generating revenue.

Voya Financial	Page 15 of 45
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024

Full Service - Client Assets
Fee-based	195,591	178,983	179,238	169,180	166,190	195,591	166,190
Spread-based	33,010	29,464	29,740	30,016	30,417	33,010	30,417
Client Assets, end of period - Full Service Total	228,601	208,448	208,978	199,196	196,607	228,601	196,607

Full Service - Total
Client Assets, beginning of period	208,448	208,978	199,196	196,607	185,379	196,607	170,637
Transfers / Single deposits	2,413	2,848	2,361	1,768	2,154	9,389	7,556
Recurring deposits	5,511	3,852	3,965	4,044	4,255	17,371	14,986
Total Deposits	7,923	6,699	6,326	5,811	6,409	26,760	22,541
Surrenders, benefits, and product charges	(8,546)	(7,152)	(6,547)	(6,409)	(6,386)	(28,654)	(25,445)
Net Flows	(622)	(453)	(222)	(597)	22	(1,894)	(2,905)
Interest credited and investment performance	(3,598)	(78)	10,005	3,186	11,205	9,515	28,874
Transfer due to business acquisition	24,374	—	—	—	—	24,374	—
Client Assets, end of period - Full Service Total	228,601	208,448	208,978	199,196	196,607	228,601	196,607

Recordkeeping
Client Assets, beginning of period	340,254	335,774	319,819	315,134	298,120	315,134	267,038
Transfers / Single deposits	34,611	7,772	3,751	1,295	1,338	47,429	13,273
Recurring deposits	8,932	6,203	5,397	5,820	6,428	26,352	20,695
Total Deposits	43,543	13,974	9,148	7,115	7,766	73,780	33,967
Surrenders, benefits, and product charges	(13,517)	(9,211)	(9,372)	(8,143)	(8,077)	(40,243)	(26,929)
Net Flows	30,027	4,763	(224)	(1,027)	(312)	33,539	7,037
Interest credited and investment performance	(5,411)	(283)	16,179	5,712	17,326	16,197	41,057
Transfer due to business acquisition	36,253	—	—	—	—	36,253	—
Client Assets, end of period - Recordkeeping	401,122	340,254	335,774	319,819	315,134	401,122	315,134

Total Defined Contribution (1)
Client Assets, beginning of period	548,702	544,753	519,015	511,741	483,499	511,741	437,675
Transfers / Single deposits	37,024	10,619	6,113	3,063	3,492	56,819	20,828
Recurring deposits	14,443	10,054	9,362	9,863	10,682	43,722	35,678
Total Deposits	51,467	20,674	15,474	12,927	14,174	100,541	56,507
Surrenders, benefits, and product charges	(22,063)	(16,364)	(15,920)	(14,551)	(14,464)	(68,898)	(52,373)
Net Flows	29,404	4,310	(445)	(1,625)	(289)	31,644	4,134
Interest credited and investment performance	(9,009)	(361)	26,184	8,898	28,531	25,712	69,933
Transfer due to business acquisition	60,627	—	—	—	—	60,627	—
Client Assets, end of period - Total Defined Contribution	629,723	548,702	544,753	519,015	511,741	629,723	511,741

(1) Total of Full Service and Recordkeeping.

Voya Financial	Page 16 of 45
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024

Defined Contribution Investment-only Stable Value (SV) (1)
Assets, beginning of period	34,557	34,744	33,985	34,814	35,188	34,814	37,781
Transfers / Single deposits	1,629	1,118	192	97	209	3,036	934
Recurring deposits	554	139	137	94	355	924	1,766
Total Deposits	2,183	1,257	329	191	564	3,960	2,701
Surrenders, benefits, and product charges	(1,024)	(1,435)	(895)	(1,252)	(1,483)	(4,606)	(7,175)
Net Flows	1,159	(178)	(566)	(1,061)	(919)	(646)	(4,474)
Interest credited and investment performance	440	(9)	1,325	232	545	1,988	1,507
Assets, end of period - Defined Contribution Investment-only SV	36,157	34,557	34,744	33,985	34,814	36,157	34,814

Retail Client Assets (2)	30,675	31,218	31,228	29,704	29,497	30,675	29,497
Other Assets (3)	5,368	5,538	5,462	5,310	5,197	5,368	5,197
Eliminations (4)	(7,743)	(7,811)	(7,693)	(7,446)	(7,387)	(7,743)	(7,387)
Total Client Assets	694,180	612,205	608,493	580,567	573,861	694,180	573,861

(1) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(2) Includes assets under advisement, which comprise brokerage and investment advisory assets offered through Voya’s registered investment advisors and broker dealers affiliated with VFA as well as proprietary IRA mutual fund product that is distributed by VFA and other non-affiliated advisors.

(3) Includes other guaranteed payout products and Non-qualified Retirement Plans.
(4) Includes eliminations for certain client assets included in Recordkeeping, Retail, and Investment-only stable value to better reflect the asset bases generating revenue.

Health Solutions

Voya Financial	Page 18 of 45
Health Solutions Sources of Adjusted Operating Earnings before income taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Sources of Adjusted operating earnings before income taxes:
Gross investment income	27	26	26	26	24	105	99
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(12)	(12)	(12)	(13)	(12)	(49)	(49)
Net margin	14	14	12	12	11	52	46
Other investment income	15	15	16	15	16	61	53
Investment spread and other investment income, excluding alts/prepays above/below expectations	29	28	28	27	26	112	100
Alternative investment income and prepayment fees above (below) expectations	(2)	(1)	(3)	(3)	—	(9)	(8)
Investment spread and other investment income	27	27	26	24	26	104	92
Fee-based margin (1)	56	57	57	54	59	224	230
Net underwriting gain (loss) and other revenue	206	40	175	223	208	644	850
Net revenue (2)	290	124	257	301	293	972	1,172
Administrative expenses	(139)	(130)	(130)	(131)	(134)	(530)	(515)
Premium taxes, fees and assessments	(50)	(48)	(47)	(50)	(41)	(196)	(152)
Net commissions	(45)	(37)	(49)	(51)	(51)	(182)	(192)
DAC/VOBA and other intangibles amortization	(9)	(11)	(8)	(8)	(8)	(36)	(32)
Adjusted operating earnings before income taxes	46	(102)	23	60	59	27	280
Adjusted Operating Margin TTM	2.7%	4.1%	16.6%	19.1%	23.9%
Adjusted Operating Margin Excluding Notables TTM	3.6%	4.8%	17.4%	20.9%	25.4%
Group life:
Premiums	162	167	165	173	168	667	627
Benefits	(146)	(139)	(119)	(138)	(136)	(542)	(511)
Other (3)	(2)	(4)	(2)	(3)	(3)	(11)	(11)
Total Group life	14	24	44	33	29	115	105
Group life Loss Ratio (interest adjusted) (4)	90.3%	83.3%	71.9%	79.3%	81.0%	81.2%	81.5%
Group Stop loss:
Premiums	390	451	453	452	454	1,746	1,549
Benefits	(293)	(520)	(424)	(376)	(382)	(1,613)	(1,195)
Other (3)	(2)	(2)	(2)	(1)	(2)	(7)	(15)
Total Group Stop loss	96	(71)	28	74	70	127	339
Stop loss Loss Ratio	75.0%	115.4%	93.4%	83.2%	84.2%	92.3%	77.1%
Voluntary Benefits, Disability, and Other(4)	97	87	103	115	109	402	405
Net underwriting gain (loss) and other revenue
Premiums	747	802	804	812	810	3,165	2,879
Benefits	(538)	(757)	(625)	(592)	(597)	(2,512)	(2,000)
Other (3)(4)	(3)	(4)	(4)	3	(4)	(8)	(29)
Total Net underwriting gain (loss) and other revenue	206	40	175	223	208	644	850
Total Aggregate Loss Ratio	72.0%	94.5%	77.7%	72.9%	73.8%	79.4%	69.5%
Total Aggregate Loss Ratio TTM	79.4%	79.7%	73.9%	72.3%	69.5%
(1) Includes fees for subscriptions and services associated with cloud-based benefits software and Health Account Solutions products.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(4) The second quarter of 2024 includes a $7 million decrease to a dividend liability associated with a block of participating whole life business.

Voya Financial	Page 19 of 45
Quarterly Loss Ratio Development for Group Stop Loss

	Estimated Ultimate Loss Ratio as of
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
2025 Stop Loss Policy Year Development
January Business	87%	—%	—%	—%	—%	—%	—%	—%	—%
Non-January Business	NM (1)	—%	—%	—%	—%	—%	—%	—%	—%
Total 2025 Policy Year	87%	—%	—%	—%	—%	—%	—%	—%	—%

2024 Stop Loss Policy Year Development
January Business	93%	95%	86%	81%	81%	—%	—%	—%	—%
Non-January Business	85%	85%	80%	81%	81%	—%	—%	—%	—%
Total 2024 Policy Year	92%	94%	86%	81%	81%	—%	—%	—%	—%

2023 Stop Loss Policy Year Development
January Business	80%	80%	80%	80%	80%	79%	79%	75%	78%
Non-January Business	83%	85%	83%	81%	79%	77%	77%	78%	78%
Total 2023 Policy Year	80%	81%	81%	80%	80%	79%	78%	75%	78%

2022 Stop Loss Policy Year Development
January Business	71%	71%	71%	71%	71%	71%	71%	71%	74%
Non-January Business	67%	67%	68%	68%	67%	68%	71%	72%	76%
Total 2022 Policy Year	70%	70%	70%	71%	71%	71%	71%	72%	74%

Reported Loss Ratio for Stop Loss	75%	115%	93%	83%	84%	76%	83%	63%	70%
(1) The 2025 non-January business is not material for the first quarter of 2025.

Voya Financial	Page 20 of 45
Health Solutions Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Sales by Product Line:
Group life and Disability	74	7	11	18	130	110	161
Stop loss	265	12	35	23	537	335	654
Voluntary and Other (1)	99	14	17	38	142	168	208
Total sales by product line	438	33	63	78	809	612	1,023

Total gross premiums and deposits	846	896	900	904	900	3,546	3,193

Annualized In-force Premiums and Fees by Product Line:
Group life and Disability	971	978	978	996	989	971	989
Stop loss	1,589	1,821	1,837	1,845	1,839	1,589	1,839
Voluntary and Other (1)	1,117	1,057	1,050	1,030	1,033	1,117	1,033
Total annualized in-force premiums and fees by product line	3,677	3,856	3,864	3,870	3,861	3,677	3,861

Assets Under Management by Fund Group:
General account	1,870	1,975	1,954	1,921	1,843	1,870	1,843
Separate account	17	18	17	17	17	17	17
Total AUM	1,887	1,993	1,972	1,938	1,860	1,887	1,860

(1) Includes benefit administration annual recurring revenue and Health Account Solutions products.

Investment Management

Voya Financial	Page 22 of 45
Investment Management Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Sources of Adjusted operating earnings before income taxes:
Investment capital and other investment income, excluding alts/prepays above/below expectations	8	9	9	9	10	35	37
Alternative investment income and prepayment fees above (below) expectations	(2)	(3)	(5)	(1)	(1)	(11)	(5)
Investment spread and other investment income	6	6	4	8	9	24	31
Fee-based margin (1)	237	265	239	226	226	967	890
Net revenue (2)	243	271	243	234	234	991	921
Administrative expenses (3)	(190)	(182)	(171)	(169)	(181)	(713)	(684)
Adjusted operating earnings before income taxes, including noncontrolling interest	53	89	72	64	53	278	236
Adjusted Operating Margin TTM	28.1%	28.3%	26.3%	25.6%	25.7%
Adjusted Operating Margin Excluding Notables TTM	28.6%	28.9%	26.9%	26.2%	26.1%
Fee-based margin (1)
Investment advisory and administrative revenue	236	237	238	225	227	936	891
Other fee-based margin	1	27	1	1	(1)	30	—
Fee-based margin	237	265	239	226	226	967	890

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including noncontrolling interest	53	89	72	64	53	278	236
Less: Earnings (loss) attributable to the noncontrolling interest (4)	12	22	17	14	12	65	51
Adjusted operating earnings before income taxes	41	66	55	50	42	213	185

(1) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes expenses attributable to investment capital results above (below) long-term expectations.
(4) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 23 of 45
Investment Management Analysis of AUM and AUA

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Client Assets:
External Clients
Institutional	161,220	156,568	158,288	152,165	148,489	161,220	148,489
Retail	147,025	149,214	148,243	150,341	148,710	147,025	148,710
Subtotal External Clients	308,245	305,782	306,531	302,506	297,199	308,245	297,199
General Account	36,734	33,576	33,989	33,884	34,138	36,734	34,138
Total Client Assets (AUM)	344,978	339,358	340,520	336,390	331,337	344,978	331,337
Assets under Advisement and Administration (AUA)	50,162	50,247	51,154	52,678	52,942	50,162	52,942
Total AUM and AUA	395,140	389,605	391,674	389,068	384,278	395,140	384,278

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	89	90	90	86	85	355	353
Retail	124	125	126	118	120	494	446
Subtotal External Clients	213	215	216	204	205	849	799
General Account	19	17	17	17	18	70	74
Total Investment Advisory and Administrative Revenues (AUM)	232	233	234	221	223	919	872
Administration Only Fees	5	5	4	4	4	17	19
Total Investment Advisory and Administrative Revenues	236	237	238	225	227	936	891

Revenue Yield (bps) (1)
External Clients
Institutional	22.1	22.7	23.3	23.0	22.9	22.8	23.2
Retail	33.0	33.6	33.5	32.8	33.4	33.0	33.3
Revenue Yield on External Clients	27.4	28.0	28.3	27.9	28.1	27.8	27.9
General Account	20.6	20.4	20.2	20.2	20.3	20.2	20.5
Revenue Yield on Client Assets (AUM)	26.7	27.2	27.5	27.1	27.2	27.0	27.1
Revenue Yield on Advisement and Administrative Only Assets (AUA)	3.6	3.5	3.3	2.7	3.1	3.3	3.3
Total Revenue Yield on AUM and AUA (bps)	23.8	24.2	24.3	23.8	23.8	23.9	23.6

Revenue Yield on Client Assets (AUM) TTM	27.0	27.2	27.4	27.2	27.1	27.0	27.1

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 24 of 45
Investment Management Account Rollforward by Source

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Institutional AUM:
Beginning of period AUM	156,568	158,288	152,165	148,489	148,722	148,489	164,443
Inflows	10,460	8,925	7,341	8,766	4,854	35,492	18,220
Outflows	(5,272)	(6,923)	(5,566)	(5,632)	(6,080)	(23,393)	(33,982)
Net flows - Institutional	5,187	2,001	1,775	3,134	(1,225)	12,098	(15,759)
Change in Market Value	(345)	(1,361)	4,814	1,135	1,874	4,243	10,794
Other (Including Acquisitions / Divestitures)	(191)	(2,361)	(466)	(594)	(881)	(3,611)	(10,986)
End of period AUM - Institutional	161,220	156,568	158,288	152,165	148,489	161,220	148,489
Organic Growth (Net Flows/Beginning of period AUM)	3.3%	1.3%	1.2%	2.1%	-0.8%	8.1%	-9.6%
Market Growth %	-0.2%	-0.9%	3.2%	0.8%	1.3%	2.9%	6.6%
Retail AUM:
Beginning of period AUM	149,214	148,243	150,341	148,710	138,239	148,710	126,212
Inflows	12,774	11,092	11,013	9,745	9,282	44,624	34,723
Outflows	(10,279)	(9,739)	(8,952)	(8,106)	(7,482)	(37,076)	(31,792)
Net flows - Retail (1)	2,496	1,353	2,060	1,640	1,800	7,549	2,932
Net Money Market Flows	117	64	65	66	(29)	312	281
Change in Market Value	(4,816)	1,314	3,604	1,022	6,491	1,124	21,070
Net Flows from Divested Businesses (2)	(374)	(316)	(7,404)	(623)	(651)	(8,717)	(2,193)
Other (Including Acquisitions / Divestitures)	388	(1,444)	(424)	(474)	2,860	(1,954)	409
End of period AUM - Retail	147,025	149,214	148,243	150,341	148,710	147,025	148,710
Retail Organic Growth excluding Net Flows from Divested Businesses (Net Flows / Beginning of period AUM)	1.7%	0.9%	1.4%	1.1%	1.3%	5.1%	2.3%
Market Growth %	-3.2%	0.9%	2.4%	0.6%	4.7%	0.8%	16.7%
Net Flows:
Institutional Net Flows	5,187	2,001	1,775	3,134	(1,225)	12,097	(15,759)
Retail Net Flows	2,496	1,353	2,060	1,640	1,800	7,549	2,932
Net Flows from Divested Businesses	(374)	(316)	(7,404)	(623)	(651)	(8,717)	(2,193)
Total Net Flows	7,310	3,038	(3,569)	4,151	(76)	10,930	(15,021)
Net Flows excluding Net Flows from Divested Businesses	7,683	3,354	3,835	4,774	574	19,646	(12,828)
Total External Clients Organic Growth (Net Flows excluding Divested Businesses / Beginning period AUM)	2.5%	1.1%	1.3%	1.6%	0.2%	6.6%	-4.4%

(1) Includes reinvested dividends on a prospective basis effective January 1st, 2024.
(2) In the third quarter of 2024, Net Flows from Divested Businesses primarily reflect the out-flow of assets associated with a legacy partnership.

Voya Financial	Page 25 of 45
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Institutional
Equity	22,375	24,056	23,662	23,433	23,650
Fixed Income - Public	57,182	55,645	56,276	51,976	48,913
Fixed Income - Privates	67,245	64,095	65,126	63,800	63,037
Alternatives	14,418	12,772	13,224	12,955	12,890
Money Market	—	—	—	—	—
Total	161,220	156,568	158,288	152,165	148,489

Retail
Equity	70,634	73,784	74,186	77,870	77,207
Fixed Income - Public	71,625	70,854	69,648	68,234	67,493
Fixed Income - Privates	311	334	351	365	366
Alternatives	1,910	1,850	1,739	1,633	1,457
Money Market	2,544	2,392	2,319	2,239	2,187
Total	147,025	149,214	148,243	150,341	148,710

General Account
Equity	138	129	135	129	129
Fixed Income - Public	18,071	16,832	16,926	17,198	17,344
Fixed Income - Privates	16,574	14,375	14,500	14,533	14,463
Alternatives	1,650	1,681	1,686	1,598	1,675
Money Market	300	559	742	426	527
Total	36,734	33,576	33,989	33,884	34,138

Combined Asset Type
Equity	93,147	97,969	97,983	101,433	100,986
Fixed Income - Public	146,878	143,331	142,850	137,408	133,750
Fixed Income - Privates	84,130	78,804	79,976	78,698	77,866
Alternatives	17,979	16,304	16,649	16,186	16,021
Money Market	2,844	2,951	3,061	2,665	2,714
Total	344,978	339,358	340,520	336,390	331,337

Total Private and Alternative Assets	102,109	95,108	96,625	94,885	93,887
% of Private and Alternative Assets / Total AUM	29.6%	28.0%	28.4%	28.2%	28.3%

Corporate

Voya Financial	Page 27 of 45

Corporate Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Interest expense (excluding Preferred stock dividends) (1)	(31)	(34)	(29)	(29)	(29)	(123)	(121)
Preferred stock dividends	(17)	(4)	(16)	(4)	(17)	(41)	(39)
Pension expense (2)	(13)	(12)	(12)	(12)	(12)	(49)	(45)
Other (3)	(2)	23	(3)	(9)	(6)	9	2
Adjusted operating earnings before income taxes, including noncontrolling interest	(63)	(27)	(60)	(54)	(64)	(204)	(203)
Less: Earnings (loss) attributable to the noncontrolling interest	(1)	—	(1)	(1)	(1)	(3)	—
Adjusted operating earnings before income taxes	(62)	(27)	(59)	(53)	(63)	(201)	(202)

(1) Includes other operating expenses related to financing agreements.
(2) Pension expense includes service costs for our qualified defined benefit pension plan and service and interest costs for our non-qualified defined benefit pension plan, but excludes the estimated return on plan assets net of interest costs for our qualified defined benefit pension plan as well as net actuarial gains (losses) related to all of our pension plans and other post retirement plans, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on plan assets or projected benefit obligations.

(3) Other primarily includes changes in incentive compensation accruals for above (below) target performance, corporate insurance costs, investment income on assets backing surplus in excess of amounts held at the segment level, and certain corporate expenses that are either short duration projects or other items not expected to recur at the same level.

Net Revenue, Adjusted Operating Margin,
Administrative Expenses, and Adjusted Operating Return on Capital

Voya Financial	Page 29 of 45
Net Revenue and Adjusted Operating Margin

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Net Revenue Excluding Notable Items
Wealth Solutions
Investment spread and other investment income	242	223	234	238	236	937	947
Fee-based margin	332	302	296	285	278	1,215	1,051
Net underwriting gain (loss) and other revenue	7	5	7	2	4	21	15
Wealth Solutions Net Revenue	581	529	537	525	517	2,173	2,013
Health Solutions
Investment spread and other investment income	29	28	28	27	26	112	100
Fee-based margin	56	57	57	54	59	224	230
Net underwriting gain (loss) and other revenue	206	40	175	223	208	644	866
Health Solutions Net Revenue	292	125	260	304	293	981	1,196
Investment Management
Investment capital and other investment income	8	9	9	9	10	35	37
Fee-based margin	237	265	239	226	226	967	890
Investment Management Net Revenue	246	273	248	234	236	1,001	927
Total Net Revenue Excluding Notable Items (1)	1,119	928	1,045	1,063	1,045	4,155	4,136
Adjusted Operating Earnings Excluding Notable Items
Wealth Solutions	222	220	232	222	200	896	777
Health Solutions	48	(102)	26	63	60	35	304
Investment Management	55	91	76	65	54	287	242
Total Adjusted Operating Earnings Excluding Corporate and Notable Items (1)	325	209	334	350	313	1,218	1,323
Corporate	(63)	(27)	(60)	(54)	(64)	(204)	(203)
Total Adjusted operating earnings Excluding Notable Items, including noncontrolling interest	262	183	274	296	249	1,014	1,119
Less: Earnings (loss) attributable to the noncontrolling interest excluding notable items	11	23	16	13	11	63	51
Total Adjusted Operating Earnings Excluding Notable Items (1)	251	160	258	283	238	952	1,067
Adjusted Operating Margin Excluding Notable Items
Wealth Solutions	38.1%	41.5%	43.1%	42.3%	38.6%	41.2%	38.6%
Health Solutions	16.6%	(81.3)%	9.9%	20.8%	20.4%	3.6%	25.4%
Investment Management	22.5%	33.3%	30.6%	27.8%	22.9%	28.6%	26.1%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	29.1%	22.6%	31.9%	32.9%	30.0%	29.2%	32.0%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	23.4%	19.7%	26.2%	27.8%	23.8%	24.2%	27.1%
Adjusted Operating Margin Excluding Notable Items TTM
Wealth Solutions	41.2%	41.4%	40.4%	39.7%	38.6%
Health Solutions	3.6%	4.8%	17.4%	20.9%	25.4%
Investment Management	28.6%	28.9%	26.9%	26.2%	26.1%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	29.2%	29.6%	31.0%	31.4%	32.0%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	24.2%	24.4%	25.9%	26.5%	27.1%

(1) Refer to the “Reconciliations” section for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.

Voya Financial	Page 30 of 45
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Wealth Solutions	(261)	(223)	(219)	(220)	(234)	(923)	(914)
Health Solutions	(139)	(130)	(130)	(131)	(134)	(530)	(515)
Investment Management	(190)	(182)	(171)	(169)	(181)	(713)	(684)
Total Administrative Expenses (1)	(590)	(535)	(520)	(520)	(549)	(2,166)	(2,113)

(1) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals for above (below) target performance, pension expense, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 31 of 45
Adjusted Operating Return on Allocated Capital

	Twelve Months Ended
(in millions USD, unless otherwise indicated)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Wealth Solutions
Adjusted operating earnings before income taxes - before interest	842	820	758	726	686
Income tax expense	119	116	104	98	90
Adjusted Operating Earnings - before interest and after income taxes	723	704	654	628	596
Adjusted Operating effective tax rate (1)	13.4%	14.3%	14.3%	14.5%	13.5%
Adjusted Operating effective tax rate TTM	14.1%	14.2%	13.7%	13.4%	13.1%
Average Capital	3,483	3,415	3,402	3,413	3,441
Ending Capital (2)	3,796	3,509	3,445	3,401	3,360
Adjusted Return on Capital	20.7%	20.6%	19.2%	18.4%	17.3%

Health Solutions
Adjusted operating earnings before income taxes - before interest	27	40	186	216	280
Income tax expense	6	8	39	45	59
Adjusted Operating Earnings - before interest and after income taxes	21	32	147	171	221
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	1,275	1,246	1,222	1,220	1,228
Ending Capital (2)	1,295	1,306	1,267	1,268	1,219
Adjusted Return on Capital	1.6%	2.5%	12.0%	14.0%	18.0%

Investment Management
Adjusted operating earnings before income taxes - before interest	213	213	192	186	185
Income tax expense	45	45	40	39	39
Adjusted Operating Earnings - before interest and after income taxes	168	168	152	147	146
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	851	843	834	824	817
Ending Capital (2)	874	869	843	841	828
Adjusted Return on Capital	19.7%	20.0%	18.1%	17.8%	17.9%

(1) We assume a 21% tax rate on segment Adjusted operating earnings, less the estimated benefit of the dividends received deduction and tax credits in our Wealth Solutions segment.
(2) Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences.

Investment Information

Voya Financial	Page 33 of 45
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	3/31/2025				12/31/2024				3/31/2025
Invested Assets
Book Values, Gross investment income and Earned rate (1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	10,743	28.0%	134	5.0%	10,213	28.0%	140	5.4%	10,743	28.0%	134	5.0%
Private credit	8,678	22.0%	106	5.1%	8,050	22.0%	87	4.5%	8,678	22.0%	106	5.1%
Securitized (2)(3)	10,107	26.0%	150	5.9%	9,751	27.0%	145	5.8%	10,107	26.0%	150	5.9%
Commercial mortgage loans	5,588	14.0%	66	4.9%	4,677	13.0%	55	4.8%	5,588	14.0%	66	4.9%
Municipals	623	2.0%	6	3.9%	686	2.0%	7	3.9%	623	2.0%	6	3.9%
Short-term / Treasury	499	1.0%	6	4.2%	530	1.0%	5	4.2%	499	1.0%	6	4.2%
Equity securities	191	—%	3	6.4%	177	—%	3	6.1%	191	—%	3	6.4%
Policy loans	381	1.0%	5	5.5%	387	1.0%	5	5.1%	381	1.0%	5	5.5%
Derivatives	(6)	—%	2	N/A	(6)	—%	3	N/A	(6)	—%	2	N/A
Book Values and Gross Investment Income before variable components	36,804	95.0%	478	5.3%	34,464	95.0%	450	5.2%	36,804	95.0%	478	5.3%

Book Values and Gross Investment Income on variable components
Limited partnership (4)	1,910	5.0%	20	4.3%	1,886	5.0%	38	9.0%	1,910	5.0%	20	4.3%
Prepayment / Other fee income	N/A	—%	2	—%	N/A	—%	1	—%	N/A	—%	2	—%
Book Values and Gross Investment Income (variable)	1,910	5.0%	22	—%	1,886	5.0%	39	—%	1,910	5.0%	22	—%
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	38,713	100.0%	500	5.3%	36,350	100.0%	489	5.4%	38,713	100.0%	500	5.3%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, funds withheld asset receivables, and other miscellaneous items are excluded.

(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

(4) Includes assets and income related to foreclosed real estate.

Voya Financial	Page 34 of 45
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	12/31/2024		09/30/2024		06/30/2024		03/31/2024
Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	10,336	29.0%	10,241	28.0%	10,563	29.0%	10,688	29.0%
Private credit	7,860	22.0%	7,754	21.0%	7,695	21.0%	7,690	21.0%
Securitized	9,657	27.0%	10,083	28.0%	9,831	27.0%	9,700	27.0%
Municipals	686	2.0%	705	2.0%	731	2.0%	773	2.0%
Short-term / Treasury	572	2.0%	432	1.0%	452	1.0%	556	2.0%
Total Fixed maturities	29,110	81.0%	29,215	81.0%	29,272	81.0%	29,406	81.0%
Commercial mortgage loans	4,669	13.0%	4,814	13.0%	4,971	14.0%	5,088	14.0%
Limited partnership	1,885	5.0%	1,778	5.0%	1,768	5.0%	1,740	5.0%
Equity securities	309	1.0%	316	1.0%	290	1.0%	275	1.0%
Total	35,973	100.0%	36,122	100.0%	36,302	100.0%	36,509	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	15,641	54.0%	15,803	54.0%	15,525	53.0%	15,560	53.0%
NAIC 2	12,073	41.0%	12,053	41.0%	12,493	43.0%	12,650	43.0%
NAIC 3 and below	1,397	5.0%	1,359	5.0%	1,254	4.0%	1,196	4.0%
Total Fixed maturities	29,110	100.0%	29,215	100.0%	29,272	100.0%	29,406	100.0%

Commercial Mortgage Loans:
CML 1	3,396	73.0%	3,482	72.0%	3,667	74.0%	3,712	73.0%
CML 2	961	21.0%	1,004	21.0%	992	20.0%	971	19.0%
CML 3 and below	312	7.0%	328	7.0%	313	6.0%	405	8.0%
Total Commercial mortgage loans	4,669	100.0%	4,814	100.0%	4,971	100.0%	5,088	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 35 of 45
Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Wealth Solutions (1)
Average alternative investments	1,591	1,575	1,558	1,536	1,459	1,591	1,459
Alternative investment income	22	33	20	34	24	22	24
Health Solutions (1)
Average alternative investments	238	215	212	220	243	238	243
Alternative investment income	3	5	3	2	6	3	6
Investment Management (1)
Average alternative investments	326	340	347	349	312	326	312
Alternative investment income	5	5	3	7	6	5	6

(1) Excludes assets and income related to foreclosed real estate.

Voya Financial	Page 36 of 45
Alternative Income and Prepayments Above (Below) Expectations

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Alternative Income Above (Below) Long-Term Expectations (1) (2)
Wealth Solutions	(14)	(2)	(14)	—	(9)	(30)	(63)
Health Solutions	(2)	(1)	(3)	(3)	—	(9)	(8)
Investment Management	(2)	(3)	(5)	(1)	(1)	(11)	(5)
Total	(19)	(6)	(22)	(4)	(10)	(50)	(76)

Prepayments Above (Below) Expectations (1)
Wealth Solutions	—	(8)	(7)	(8)	(5)	(23)	(28)
Health Solutions	—	—	—	—	—	—	—
Investment Management	—	—	—	—	—	—	—
Total	—	(8)	(7)	(8)	(5)	(23)	(28)

Alternative Income and Prepayments Above (Below) Expectations (1) (2)
Wealth Solutions	(14)	(10)	(21)	(8)	(14)	(53)	(91)
Health Solutions	(2)	(1)	(3)	(3)	—	(9)	(8)
Investment Management	(2)	(3)	(5)	(1)	(1)	(11)	(5)
Total	(19)	(14)	(29)	(12)	(15)	(73)	(104)

(1) Amount by which Investment income from alternative investments and prepayment fees exceeds or is less than our expectations. The long-term expectation for alternative investments is a 9% annual return, which for the trailing twelve months ended March 31, 2025 and 2024 was approximately $192 million, pre-tax and before variable compensation. The expectation for prepayment fees was approximately $29 million and $37 million for the twelve months ended March 31, 2025 and 2024, respectively, pre-tax and before variable compensation. This reflects the updated expectation for periods after 2024 of approximately $1 million to $2 million per quarter as disclosed in February 2025 and the prior long-term expectation for periods through 2024 of approximately $8 million to $10 million per quarter with both expectations pre-tax and before variable compensation.

(2) Excludes income related to foreclosed real estate.

Reconciliations

Voya Financial	Page 38 of 45
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions USD, except per share)	3/31/2025			12/31/2024			9/30/2024			6/30/2024			3/31/2024
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		139	1.42		93	0.94		98	0.98		201	1.96		234	2.24
Plus: Net income (loss) attributable to noncontrolling interests		(5)	(0.05)		24	0.25		(16)	(0.16)		30	0.29		37	0.35
Less: Preferred stock dividends		(17)	(0.17)		(4)	(0.04)		(16)	(0.17)		(4)	(0.04)		(17)	(0.16)
Income (loss)	173	151	1.54	120	121	1.23	116	98	0.99	276	235	2.29	287	288	2.75
Less:
Net investment gains (losses)	(2)	(1)	(0.02)	—	—	—	(33)	(26)	(0.26)	20	16	0.16	63	50	0.48
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (3)	(39)	(31)	(0.32)	(22)	(17)	(0.17)	(52)	(41)	(0.41)	(37)	(29)	(0.28)	(32)	13	0.12
Net income (loss) attributable to noncontrolling interests	(5)	(5)	(0.05)	24	24	0.25	(16)	(16)	(0.16)	30	30	0.29	37	37	0.35
Dividend payments made to preferred shareholders	17	17	0.17	4	4	0.04	16	16	0.17	4	4	0.04	17	17	0.16
Other adjustments (4)	(30)	(24)	(0.24)	(32)	(27)	(0.28)	(28)	(25)	(0.25)	(12)	(9)	(0.09)	(22)	(14)	(0.13)
Adjusted operating earnings	232	195	2.00	147	138	1.40	230	190	1.90	271	223	2.18	224	185	1.77
Less:
Alternative investment income and prepayment fees above (below) expectations net of variable compensation	(19)	(15)	(0.15)	(13)	(10)	(0.11)	(28)	(22)	(0.22)	(12)	(10)	(0.09)	(15)	(12)	(0.11)
Adjusted operating earnings excluding notable items	251	210	2.15	160	148	1.50	258	212	2.12	283	232	2.27	238	197	1.88

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Includes tax benefits of $38 million for the three months ended March 31, 2024.
(4) Primarily consists of acquisition and integration costs associated with recent transactions and amortization of acquisition-related intangible assets. For the three months ended March 31, 2025, also includes $6 million, after-tax, of severance costs. For the three months ended December 31, 2024, also includes a $12 million, after-tax, write-off of an intangible asset related to a prior acquisition, an $8 million, after-tax, write-off of previously capitalized costs associated with an internal technology project which is no longer being pursued, $5 million, after-tax, of severance costs, and $4 million, after-tax, related to an insurance company guaranty fund assessment net of premium tax credits, partially offset by a $20 million, after-tax, net actuarial gain related to pension and other postretirement benefit obligations. For the three months ended September 30, 2024 also includes $7 million, after-tax, of severance costs.

Voya Financial	Page 39 of 45
Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Total revenues	1,969	2,010	1,956	2,033	2,051	1,969	2,051
Less:
Net investment gains (losses)	(5)	(8)	(33)	16	47	(5)	47
Revenues (losses) related to businesses exited or to be exited through reinsurance or divestment	28	13	52	13	24	28	24
Revenues (loss) attributable to noncontrolling interests	25	57	19	102	65	25	65
Other adjustments	33	50	50	42	52	33	52
Total adjusted operating revenues	1,888	1,897	1,867	1,860	1,863	1,888	1,863

Adjusted operating revenues by segment
Wealth Solutions	798	731	726	730	719	798	719
Health Solutions	841	888	892	892	905	841	905
Investment Management	243	271	243	234	234	243	234
Corporate	6	8	6	4	4	6	4
Total adjusted operating revenues	1,888	1,897	1,867	1,860	1,863	1,888	1,863

Voya Financial	Page 40 of 45
Wealth Solutions and Health Solutions Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Wealth Solutions
Adjusted operating revenues	page 8	798	731	726	730	719	2,985	2,812
Interest credited and other benefits to contract owners/policyholders		(231)	(211)	(210)	(213)	(216)	(865)	(889)
Net revenue	page 14	567	519	516	517	504	2,119	1,922
Less:
Alternative investment income and prepayment fees above (below) expectations		(14)	(10)	(21)	(8)	(14)	(53)	(91)
Net revenue excluding notable items	page 29	581	529	537	525	517	2,173	2,013
Health Solutions
Adjusted operating revenues	page 8	841	888	892	892	905	3,513	3,212
Interest credited and other benefits to contract owners/policyholders		(551)	(764)	(634)	(591)	(613)	(2,540)	(2,041)
Net revenue	page 18	290	124	257	301	293	972	1,172
Less:
Alternative investment income and prepayment fees above (below) expectations		(2)	(1)	(3)	(3)	—	(9)	(8)
Other adjustments to net underwriting gain (loss) and other revenue (1)		—	—	—	—	—	—	(16)
Net revenue excluding notable items	page 29	292	125	260	304	293	981	1,196

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 41 of 45
Investment Management and Consolidated Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Investment Management
Adjusted operating revenues	page 8	243	271	243	234	234	991	921
Net revenue	page 22	243	271	243	234	234	991	921
Less:
Alternative investment income and prepayment fees above (below) expectations		(2)	(3)	(5)	(1)	(1)	(11)	(5)
Net revenue excluding notable items	page 29	246	273	248	234	236	1,001	927
Consolidated
Total Adjusted operating revenues	page 8	1,888	1,897	1,867	1,860	1,863	7,512	6,987
Interest credited and other benefits to contract owners/policyholders		(782)	(975)	(845)	(804)	(829)	(3,406)	(2,930)
Corporate Adjusted operating revenues (1)		(6)	(8)	(6)	(4)	(4)	(24)	(42)
Net revenue	pages 14/18/22	1,100	914	1,016	1,051	1,031	4,082	4,015
Less:
Alternative investment income and prepayment fees above (below) expectations		(19)	(14)	(29)	(12)	(15)	(73)	(104)
Other adjustments (2)		—	—	—	—	—	—	(16)
Net revenue excluding notable items	page 29	1,119	928	1,045	1,063	1,045	4,155	4,136

(1) Includes primarily investment income on assets backing surplus in excess of amounts held at the segment level and TSA Revenue.
(2) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 42 of 45
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Wealth Solutions
Adjusted operating earnings before income taxes	page 14	207	210	211	214	186	842	686
Less:
Alternative investment income and prepayment fees above (below) expectations net of variable compensation		(14)	(10)	(21)	(8)	(14)	(53)	(91)
Adjusted operating earnings excluding notable items	page 29	222	220	232	222	200	896	777

Health Solutions
Adjusted operating earnings before income taxes	page 18	46	(102)	23	60	59	27	280
Less:
Alternative investment income and prepayment fees above (below) expectations net of variable compensation		(2)	(1)	(3)	(3)	—	(9)	(8)
Other (1)		—	—	—	—	—	—	(16)
Adjusted operating earnings excluding notable items	page 29	48	(102)	26	63	60	35	304

Investment Management
Adjusted operating earnings before income taxes, including noncontrolling interest	page 22	53	89	72	64	53	278	236
Less:
Alternative investment income and prepayment fees above (below) expectations net of variable compensation		(2)	(2)	(4)	(1)	(1)	(9)	(5)
Adjusted operating earnings excluding notable items, including noncontrolling interest	page 29	55	91	76	65	54	287	242
Less: Earnings (loss) attributable to the noncontrolling interest excluding notable items		12	22	17	14	12	65	51
Adjusted operating earnings excluding notable items		43	69	59	51	42	222	190

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 43 of 45
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Corporate
Adjusted operating earnings before income taxes, including noncontrolling interest	page 27	(63)	(27)	(60)	(54)	(64)	(204)	(203)
Adjusted operating earnings excluding notable items, including noncontrolling interest	page 29	(63)	(27)	(60)	(54)	(64)	(204)	(203)
Less: Earnings (loss) attributable to the noncontrolling interest excluding notable items		(1)	—	(1)	(1)	(1)	(3)	—
Adjusted operating earnings excluding notable items		(62)	(27)	(59)	(53)	(63)	(201)	(202)

Consolidated
Adjusted operating earnings before income taxes, including noncontrolling interest	page 8	243	169	245	284	235	941	999
Less:
Total Notable Items Adjustments		(19)	(13)	(28)	(12)	(15)	(72)	(119)
Adjusted operating earnings excluding notable items, including noncontrolling interest		262	183	274	296	249	1,014	1,119
Less: Earnings (loss) attributable to the noncontrolling interest excluding notable items		11	23	16	13	11	63	51
Adjusted operating earnings excluding notable items	page 29	251	160	258	283	238	952	1,067

Voya Financial	Page 44 of 45
Reconciliation of Adjusted Operating Return on Common Equity Excluding AOCI and NOL DTA

	Twelve Months Ended
(in millions USD)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
TTM Net Income (loss) available to Voya Financial, Inc.'s common shareholders	531	626	651	801	754
TTM Average Total Voya Financial, Inc. Shareholders' Equity	4,259	4,254	4,078	3,836	3,768
TTM Return on Voya Financial, Inc Equity	12.5%	14.7%	16.0%	20.9%	20.0%
Less:
TTM Impact of Preferred Equity, excluded from denominator of Adjusted ROE, ex AOCI	-2.1%	-2.5%	-2.8%	-4.0%	-3.9%
TTM Impact of AOCI, excluded from denominator of Adjusted ROE, ex AOCI	5.6%	6.7%	7.9%	11.5%	11.2%
TTM Net investment gains (losses), after-tax	-0.2%	0.7%	0.5%	1.7%	0.9%
TTM Income (loss) related to businesses exited or to be exited through reinsurance or divestment, after-tax	-2.0%	-1.2%	-1.6%	-0.3%	-0.1%
TTM Other adjustments, after-tax	-1.4%	-1.3%	-1.0%	-0.9%	-1.4%
TTM Adjusted operating return on Voya Financial, Inc. common equity, ex AOCI	12.6%	12.3%	12.9%	12.9%	13.3%
Less:
Impact of NOL DTA, excluded from denominator of Adjusted ROE, ex AOCI and NOL DTA	-4.1%	-4.1%	-4.4%	-4.3%	-4.5%
TTM Adjusted operating return on Voya Financial, Inc. common equity, ex AOCI and NOL DTA	16.7%	16.5%	17.3%	17.3%	17.9%

Voya Financial	Page 45 of 45
Reconciliation of Book Value Per Common Share, Excluding AOCI and Leverage Ratio

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	3/31/2025	3/31/2024
Book value per common share, including AOCI	39.20	35.53	42.30	34.66	34.96	39.20	34.96
Per share impact of AOCI	22.67	25.78	18.66	26.09	24.37	22.67	24.37
Book value per common share, excluding AOCI	61.87	61.31	60.96	60.75	59.33	61.87	59.33

Debt to capital ratio	32.4%	38.5%	34.6%	34.2%	33.6%	32.4%	33.6%
Capital impact of adding noncontrolling interest	-7.5%	-9.1%	-7.1%	-7.8%	-7.2%	-7.5%	-7.2%
Impact of adding other financial obligations and treatment of preferred stock (1)	9.5%	9.4%	9.0%	10.3%	10.1%	9.5%	10.1%
Capital impact of excluding AOCI	-6.9%	-8.5%	-5.9%	-8.7%	-8.4%	-6.9%	-8.4%
Financial leverage ratio excluding AOCI	27.5%	30.3%	30.6%	28.0%	28.1%	27.5%	28.1%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.